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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):     February 29, 1996
                                                      -----------------


                            COPLEY PROPERTIES, INC.
                            -----------------------
     (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-8927                                             04-2866555
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(Commission File Number)                       (IRS Employer Identification No.)


399 Boylston Street, Boston, MA                              02116
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(Address of principal executive offices)                   (Zip Code)


                                (617) 578-1200
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               Registrant's Telephone Number, Including Area Code


                                Not Applicable
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     (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
         ------------

     Effective February 29, 1996, Steven E. Wheeler resigned as President, Chief Executive Officer and a director of Copley Properties, Inc. (the "Registrant"). Joseph W. O'Connor has been elected to the offices of President and Chief Executive Officer of the Registrant.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 1, 1996          COPLEY PROPERTIES, INC.
                              (Registrant)



                              By: /s/ Mary L. Lentz
                                 -------------------------
                                 Mary L. Lentz
                                 Chief Operating Officer



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